Rydex Dynamic Funds
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850
301.296.5100

May 30, 2003

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Rydex Dynamic Funds (File Nos. 333-84797 and 811-09525) Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of Rydex Dynamic Funds (the "Trust"), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated May 31, 2003 to the Trust's Prospectuses dated May 1, 2003.

Please contact me at 301.296.5273 with your questions and comments.

Sincerely,

/s/ Macy L. Hake

Macy L. Hake
Compliance Administrator

Rydex Dynamic Funds

Supplement dated May 31, 2003 to the Rydex Dynamic Funds H-Class and C-Class Shares Prospectuses dated May 1, 2003

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

1. Role of the U.S. Government Money Market Fund

The following disclosure provides additional information concerning the procedure for purchasing H-Class and C-Class Shares of the Dynamic Funds. These procedures will remain in effect through July 15, 2003:

In order to purchase shares of the Dynamic Funds, investors may first be required to purchase shares of the U.S. Government Money Market Fund (the “Money Market Fund”), a portfolio within Rydex Series Funds, a separate mutual fund within the Rydex Family of Funds. The Money Market Fund shares may then be exchanged for shares in the Dynamic Funds. Investors may make subsequent exchanges directly from one or more Dynamic Funds to other Dynamic Funds. Investors wishing to exchange Dynamic Fund shares for shares of other Rydex Funds, not included in the Dynamic Funds complex, must first exchange shares of the Dynamic Funds for shares of the Money Market Fund. Investors may purchase shares of the Money Market Fund and make exchanges on any day that the NYSE is open for business. For additional information on how to purchase Money Market Fund shares, please see the Money Market Fund’s prospectus. For additional information on how to exchange Dynamic Fund shares or Money Market Fund shares, please see the “Exchanging Fund Shares” section of the applicable prospectus.

Investors purchasing H-Class Shares of the Dynamic Funds will generally need to purchase either Investor Class or Advisor Class Shares of the Money Market Fund. Investor Class Shares of the Money Market Fund are primarily utilized by individuals investing directly with the Fund or through a registered investment advisor with discretionary authority over their account. Advisor Class Shares of the Money Market Fund are utilized by certain financial intermediaries, who provide distribution and/or shareholder services to their customers. Investors should consider which class best suits their needs.

Investors purchasing C-Class Shares of the Dynamic Funds will generally need to purchase C-Class Shares of the Money Market Fund. C-Class Shares of the Money Market Fund are utilized by certain financial intermediaries, who provide distribution and/or shareholder services to their customers.

To find out if shares of the Dynamic Funds may be purchased directly, without first purchasing shares of the Money Market Fund, investors should check with their financial intermediaries.

THESE PROCEDURES WILL REMAIN IN EFFECT THROUGH JULY 15, 2003.

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2. Calculation of Contingent Deferred Sales Charges for C-Class Shares

The following disclosure provides additional information concerning the calculation of any applicable contingent deferred sales charge (“CDSC”) for redemptions of C-Class Shares of the Dynamic Funds within 12 months following of purchase.

Currently, if you sell your C-Class Shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price. Effective May 31, 2003, if you sell your C-Class Shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower.

Please see the “Sales Charges” section of the C-Class Shares prospectus for additional information concerning the CDSC.

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE

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